Susan E. Alderton
                                                    Chief Financial Officer
                                                             (281) 423-3332


                                                               EXHIBIT 99.1







FOR IMMEDIATE RELEASE



            NL INDUSTRIES, INC. ANNOUNCES THIRD QUARTER DIVIDEND



HOUSTON, TEXAS -- July 20, 1999 -- NL Industries, Inc. (NYSE:NL) announced that its Board of Directors has declared a regular quarterly dividend of three and a half cents per share on its common stock, payable September 30, 1999 to shareholders of record September 16, 1999.

NL Industries, Inc. is a major international producer of titanium dioxide pigments.


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